UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): February 5, 2015

Commission file number 001-32953

ATLAS ENERGY, L.P.

(Exact name of registrant as specified in its charter)

Delaware	43-2094238
(State of incorporation or organization)	(I.R.S. Employer Identification No.)

Park Place Corporate Center One

1000 Commerce Drive, Suite 400

Pittsburgh, PA 15275

(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (412) 489-0006

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (127 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (27 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (27 CFR 240.13e-4(c))

Item 7.01	Regulation FD Disclosure.

On February 9, 2015, Atlas Energy, L.P. (NYSE: ATLS) (“ATLS” or “Atlas Energy”) announced that the board of directors of its general partner approved the distribution ratio for the spin-off of its non-midstream assets and distribution to the ATLS unitholders of common units representing a 100% limited liability company interest in Atlas Energy Group, LLC, a wholly owned subsidiary of ATLS that will hold ATLS’s assets and liabilities other than those related to its midstream business (“New Atlas”). Subject to the satisfaction or waiver of the conditions to the distribution, each ATLS unitholder will receive one common unit of New Atlas for every two ATLS common units held at the close of business on February 25, 2015, the previously announced record date of the distribution. ATLS unitholders will receive cash in lieu of fractional common units of New Atlas.

As previously disclosed, the distribution is expected to be effective on February 28, 2015 in conjunction with the previously announced proposed mergers of ATLS and Atlas Pipeline Partners, L.P. (NYSE: APL) (“APL”) with Targa Resources Corp. (NYSE: TRGP) (“TRC”) and Targa Resources Partners LP (NYSE: NGLS) (“TRP”), respectively. The distribution of the New Atlas common units is subject to the satisfaction or waiver of the conditions to these mergers, including the approval by the TRC stockholders of the issuance of TRC stock in the merger of ATLS and TRC, the approval by the ATLS unitholders of the merger of ATLS and TRC, the approval by the APL unitholders of the merger of APL and TRP and other customary closing conditions, which are described in more detail in the information statement that ATLS is making available to its unitholders.

On February 9, 2015, ATLS issued a press release announcing that the board of directors of its general partner had set the distribution ratio for the planned distribution. A copy of such press release is included as Exhibit 99.1 to this report.

New Atlas previously filed with the U.S. Securities and Exchange Commission a registration statement on Form 10, initially filed on November 5, 2014 and most recently amended on January 30, 2015 (as amended, the “Registration Statement”), relating to the distribution. The Registration Statement became effective after the close of business on February 5, 2015. The Registration Statement includes a preliminary information statement that describes the distribution and provides important information regarding New Atlas’s business and management.

The final information statement, dated February 9, 2015 (the “Information Statement”), is attached hereto as Exhibit 99.2. ATLS has made the Information Statement publicly available on or about February 9, 2015. On February 9, 2015, ATLS began mailing to its unitholders an Important Notice Regarding the Availability of Materials, the form of which is attached hereto as Exhibit 99.3.

Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 are being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall they be deemed to be incorporated by reference in any registration statement or other document filed under the U.S. Securities Act of 1933, as amended, except as otherwise expressly stated in such filing.

Cautionary Note Regarding Forward-Looking Statements

Certain statements contained herein are “forward-looking statements” that are subject to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve a number of assumptions, risks and uncertainties that could cause actual results to differ materially from those contained in the forward-looking statements. Readers are cautioned that any forward-looking information is not a guarantee of future performance. Risks and uncertainties related to the proposed transaction include, among others: the risk that ATLS’s or APL’s unitholders or TRC’s stockholders do not approve the mergers; the risk that the merger agreement between ATLS and TRC is terminated as a result of a competing proposal, the risk that regulatory approvals required for the mergers are not obtained on the proposed terms and schedule or are obtained subject to conditions that are not anticipated; the risk that the other conditions to the closing of the mergers are not satisfied; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the mergers or the distribution; uncertainties as to the timing of the mergers and the distribution; competitive responses to the proposed mergers and the distribution; unexpected costs, charges or expenses resulting from the mergers and the distribution; litigation relating to the merger and the distribution; the outcome of potential litigation or governmental investigations; New Atlas’s ability to operate the assets it will acquire in connection with the distribution, and the costs of such distribution; uncertainties regarding the expected financial results of New Atlas after the planned distribution, which is dependent on future events or developments; changes in commodity prices; changes in the costs and results of drilling operations; uncertainties about estimates of reserves and resource potential; inability to obtain capital needed for operations; New Atlas’s level of indebtedness; changes in government environmental policies and other environmental risks; any changes in general economic and/or industry specific conditions; and other risks, assumptions and uncertainties detailed from time to time in ATLS’s, Atlas Resource Partners, L.P.’s (“ARP”), APL’s and New Atlas’s reports filed with the Securities and Exchange Commission, including risks, assumptions and uncertainties described in New Atlas’s registration statement on Form 10 and Atlas Energy’s, ARP’s and APL’s quarterly reports on Form 10-Q, current reports on Form 8-K and annual reports on Form 10-K. Forward-looking statements speak only as of the date hereof, and we assume no obligation to update such statements, except as may be required by applicable law.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit Description

99.1	Press Release of Atlas Energy, L.P., dated February 9, 2015.

99.2	Information Statement of Atlas Energy Group, LLC, dated February 9, 2015.

99.3	Form of Important Notice Regarding the Availability of Materials

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ATLAS ENERGY, L.P.

	By:	Atlas Energy GP, LLC, its general partner

February 9, 2015	By:	/s/ Sean McGrath
Sean McGrath
Chief Financial Officer

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